Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

I. Segment Information

Beginning in the first quarter of fiscal 2018, the Company is revising its reportable segments to reflect Nemschoff operations in the Specialty segment and segregate unallocated corporate costs.

Nemschoff has been moved from the North America Furniture Solutions segment to the Specialty segment under a common segment manager with the other Specialty businesses (Maharam, Geiger and the Herman Miller Collection) as of the beginning of fiscal 2018. This change to operating segments reflect the basis of how the company internally reports and evaluates financial information used to make operating decisions.

Corporate costs represent unallocated expenses related to general corporate functions, including, but not limited to, certain legal, executive, corporate finance, information technology, administrative and acquisition-related costs. Management regularly reviews corporate costs and believes disclosing such information provides more visibility and transparency of how the chief operating decision maker reviews results of the Company.

The tables below summarize, for the periods indicated, the revised reportable segment and other supplemental data of Herman Miller, Inc.:

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

A. Quarterly and Fiscal Year Segment Data for Fiscal 2017

	Three Months Ended				Fiscal Year Ended
	September 3, 2016	December 3, 2016	March 4, 2017	June 3, 2017	June 3, 2017
Net Sales
North America	$347.2	$313.9	$294.5	$321.0	1,276.6
ELA	97.3	107.6	88.0	92.6	385.5
Specialty	78.7	76.4	69.3	73.6	298.0
Consumer	75.4	79.6	73.1	90.0	318.1
Corporate Unallocated Expenses	—	—	—	—	—
Total	$598.6	$577.5	$524.9	$577.2	$2,278.2

Gross Margin
North America	$130.0	$112.9	$105.6	$119.6	468.1
ELA	34.2	36.9	29.2	32.8	133.1
Specialty	32.5	31.7	28.1	29.9	122.2
Consumer	33.3	36.3	32.6	38.6	140.8
Corporate Unallocated Expenses	—	—	—	—	—
Total	$230.0	$217.8	$195.5	$220.9	$864.2

Gross Margin % Net Sales
North America	37.4%	36.0%	35.9%	37.3%	36.7%
ELA	35.1%	34.3%	33.2%	35.4%	34.5%
Specialty	41.3%	41.5%	40.5%	40.6%	41.0%
Consumer	44.2%	45.6%	44.6%	42.9%	44.3%
Corporate Unallocated Expenses	n/a	n/a	n/a	n/a	n/a
Total	38.4%	37.7%	37.2%	38.3%	37.9%

Operating Earnings (Loss)
North America	$50.9	$38.9	$35.9	$50.3	176.0
ELA	8.5	12.1	6.5	8.8	35.9
Specialty	5.7	5.2	1.3	(4.1)	8.1
Consumer	0.8	1.8	(0.7)	2.9	4.8
Corporate Unallocated Expenses	(9.5)	(8.4)	(8.0)	(8.1)	(34.0)
Total	$56.4	$49.6	$35.0	$49.8	$190.8

Operating Earnings % Net Sales
North America	14.7%	12.4%	12.2%	15.7%	13.8%
ELA	8.7%	11.2%	7.4%	9.5%	9.3%
Specialty	7.2%	6.8%	1.9%	(5.6)%	2.7%
Consumer	1.1%	2.3%	(1.0)%	3.2%	1.5%
Corporate Unallocated Expenses	n/a	n/a	n/a	n/a	n/a
Total	9.4%	8.6%	6.7%	8.6%	8.4%

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

B. Quarterly and Fiscal Year Segment Data for Fiscal 2016

	Three Months Ended				Fiscal Year Ended
	August 29, 2015	November 28, 2015	February 27, 2016	May 28, 2016	May 28, 2016
Net Sales
North America	$322.1	$333.2	$295.7	$318.4	$1,269.4
ELA	102.5	100.7	98.9	110.5	412.6
Specialty	73.8	72.6	71.7	76.1	294.2
Consumer	67.0	73.9	70.2	77.6	288.7
Corporate Unallocated Expenses	—	—	—	—	—
Total	$565.4	$580.4	$536.5	$582.6	$2,264.9

Gross Margin
North America	$121.1	$125.9	$109.8	$124.0	$480.8
ELA	34.9	35.9	34.8	37.2	142.8
Specialty	30.2	29.5	29.3	31.7	120.7
Consumer	30.7	33.0	34.0	32.2	129.9
Corporate Unallocated Expenses	—	—	—	—	—
Total	$216.9	$224.3	$207.9	$225.1	$874.2

Gross Margin % Net Sales
North America	37.6%	37.8%	37.1%	38.9%	37.9%
ELA	34.0%	35.7%	35.2%	33.7%	34.6%
Specialty	40.9%	40.6%	40.9%	41.7%	41.0%
Consumer	45.8%	44.7%	48.4%	41.5%	45.0%
Corporate Unallocated Expenses	n/a	n/a	n/a	n/a	n/a
Total	38.4%	38.6%	38.8%	38.6%	38.6%

Operating Earnings (Loss)
North America	$49.9	$50.8	$38.7	$48.2	$187.6
ELA	7.8	8.7	7.8	15.9	40.2
Specialty	3.7	3.7	3.5	4.1	15.0
Consumer	3.8	2.7	2.8	(1.2)	8.1
Corporate Unallocated Expenses	(10.1)	(10.4)	(8.5)	(10.4)	(39.4)
Total	$55.1	$55.5	$44.3	$56.6	$211.5

Operating Earnings % Net Sales
North America	15.5%	15.2%	13.1%	15.1%	14.8%
ELA	7.6%	8.6%	7.9%	14.4%	9.7%
Specialty	5.0%	5.1%	4.9%	5.4%	5.1%
Consumer	5.7%	3.7%	4.0%	(1.5)%	2.8%
Corporate Unallocated Expenses	n/a	n/a	n/a	n/a	n/a
Total	9.7%	9.6%	8.3%	9.7%	9.3%

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

II. Non-GAAP Financial Measures

This presentation contains certain non-GAAP financial measures; including Adjusted EBITDA and Organic Growth (Decline). Adjusted EBITDA is calculated by excluding depreciation and amortization from operating earnings and including other income and expenses. Organic Growth (Decline) represents the change in sales and orders, excluding currency translation effects, and the impacts of acquisitions, divestitures and the extra week in fiscal 2017. The company believes these non-GAAP measures are useful for investors as they provide financial information on a more comparative basis for the periods presented. The twelve months ended June 3, 2017 included 53 weeks of operations as compared to a standard 52-week period. The additional week is required periodically in order to more closely align Herman Miller’s fiscal year with the calendar months.

Adjusted EBIDTA and Organic Growth (Decline) are not measurements of our financial performance under GAAP and should not be considered an alternative to the related GAAP measurement. These non-GAAP measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our presentation of non-GAAP measures should not be construed as an indication that our future results will be unaffected by unusual or infrequent items. We compensate for these limitations by providing equal prominence of our GAAP results.

A. Reconciliation of Operating Earnings to EBITDA by Segment and Total

Fiscal 2017

	Three Months Ended				Fiscal Year Ended
	September 3, 2016	December 3, 2016	March 4, 2017	June 3, 2017	June 3, 2017
North American Furniture Solutions
Operating Earnings (Loss)	$50.9	$38.9	$35.9	$50.3	$176.0
% of Net Sales	14.7%	12.4%	12.2%	15.7%	13.8%

Less: Gain on sale of dealer	—	—	(0.7)	—	(0.7)
Add: Restructuring and Impairment Expenses	—	0.7	1.5	0.7	2.9
Adjusted Operating Earnings (Loss)	$50.9	$39.6	$36.7	$51.0	$178.2
% of Net Sales	14.7%	12.6%	12.5%	15.9%	14.0%

Other Income (Expense), net	—	—	—	—	—
Add: Depreciation and Amortization	6.3	7.0	7.1	7.9	28.3
Adjusted EBITDA	$57.2	$46.6	$43.8	$58.9	$206.5
% of Net Sales	16.5%	14.8%	14.9%	18.3%	16.2%

ELA Furniture Solutions
Operating Earnings (Loss)	$8.5	$12.1	$6.5	$8.8	$35.9
% of Net Sales	8.7%	11.2%	7.4%	9.5%	9.3%

Add: Restructuring and Impairment Expenses	—	0.2	0.7	0.1	1.0
Adjusted Operating Earnings (Loss)	$8.5	$12.3	$7.2	$8.9	$36.9
% of Net Sales	8.7%	11.4%	8.2%	9.6%	9.6%

Other Income (Expense), net	—	—	—	—	—
Add: Depreciation and Amortization	2.5	2.4	2.3	2.2	9.4
Adjusted EBITDA	$11.0	$14.7	$9.5	$11.1	$46.3
% of Net Sales	11.3%	13.7%	10.8%	12.0%	12.0%

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

A. Reconciliation of Operating Earnings to EBITDA by Segment and Total

Fiscal 2017 (Continued)

	Three Months Ended				Fiscal Year Ended
	September 3, 2016	December 3, 2016	March 4, 2017	June 3, 2017	June 3, 2017
Specialty
Operating Earnings (Loss)	$5.7	$5.2	$1.3	$(4.1)	$8.1
% of Net Sales	7.2%	6.8%	1.9%	(5.6)%	2.7%

Add: Restructuring and Impairment Expenses	—	0.1	0.5	7.4	8.0
Adjusted Operating Earnings (Loss)	$5.7	$5.3	$1.8	$3.3	$16.1
% of Net Sales	7.2%	6.9%	2.6%	4.5%	5.4%

Other Income (Expense), net	—	—	—	—	—
Add: Depreciation and Amortization	2.4	2.1	2.3	2.6	9.4
Adjusted EBITDA	$8.1	$7.4	$4.1	$5.9	$25.5
% of Net Sales	10.3%	9.7%	5.9%	8.0%	8.6%

Consumer
Operating Earnings (Loss)	$0.8	$1.8	$(0.7)	$2.9	$4.8
% of Net Sales	1.1%	2.3%	(1.0)%	3.2%	1.5%

Add: Restructuring and Impairment Expenses	—	—	—	0.6	0.6
Adjusted Operating Earnings (Loss)	$0.8	$1.8	$(0.7)	$3.5	$5.4
% of Net Sales	1.1%	2.3%	(1.0)%	3.9%	1.7%

Other Income (Expense), net	—	—	—	—	—
Add: Depreciation and Amortization	2.3	2.5	2.7	2.7	10.2
Adjusted EBITDA	$3.1	$4.3	$2.0	$6.2	$15.6
% of Net Sales	4.1%	5.4%	2.7%	6.9%	4.9%

Corporate Unallocated Expenses
Operating Earnings (Loss)	$(9.5)	$(8.4)	$(8.0)	$(8.1)	$(34.0)

Add: Restructuring and Impairment Expenses	—	—	—	—	—
Adjusted Operating Earnings (Loss)	$(9.5)	$(8.4)	$(8.0)	$(8.1)	$(34.0)

Other Income (Expense), net	0.6	(0.4)	0.8	1.0	2.0
Add: Depreciation and Amortization	0.4	0.4	0.4	0.4	1.6
Adjusted EBITDA	$(8.5)	$(8.4)	$(6.8)	$(6.7)	$(30.4)

Herman Miller, Inc.
Operating Earnings (Loss)	$56.4	$49.6	$35.0	$49.8	$190.8
% of Net Sales	9.4%	8.6%	6.7%	8.6%	8.4%

Less: Gain on sale of dealer	—	—	(0.7)	—	(0.7)
Add: Restructuring and Impairment Expenses	—	1.0	2.7	8.8	12.5
Adjusted Operating Earnings (Loss)	$56.4	$50.6	$37.0	$58.6	$202.6
% of Net Sales	9.4%	8.7%	7.0%	10.2%	8.9%

Other Income (Expense), net	0.6	(0.4)	0.8	1.0	2.0
Add: Depreciation and Amortization	13.9	14.4	14.8	15.8	58.9
Adjusted EBITDA	$70.9	$64.6	$52.6	$75.4	$263.5
% of Net Sales	11.9%	11.2%	10.0%	13.1%	11.6%

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

A. Reconciliation of Operating Earnings to EBITDA by Segment and Total

Fiscal 2016

	Three Months Ended				Fiscal Year Ended
	August 29, 2015	November 28, 2015	February 27, 2016	May 28, 2016	May 28, 2016
North American Furniture Solutions
Operating Earnings (Loss)	$49.9	$50.8	$38.7	$48.2	$187.6
% of Net Sales	15.5%	15.2%	13.1%	15.1%	14.8%

Less: Non-recurring Gains	—	—	—	—	—
Adjusted Operating Earnings (Loss)	49.9	50.8	38.7	48.2	187.6
% of Net Sales	15.5%	15.2%	13.1%	15.1%	14.8%

Other Income (Expense), net	—	—	—	—	—
Add: Depreciation and Amortization	6.8	6.4	5.3	6.0	24.5
Adjusted EBITDA	$56.7	$57.2	$44.0	$54.2	$212.1
% of Net Sales	17.6%	17.2%	14.9%	17.0%	16.7%

ELA Furniture Solutions
Operating Earnings (Loss)	$7.8	$8.7	$7.8	$15.9	$40.2
% of Net Sales	7.6%	8.6%	7.9%	14.4%	9.7%

Less: Non-recurring Gains	—	—	—	(6.1)	(6.1)
Adjusted Operating Earnings (Loss)	7.8	8.7	7.8	9.8	34.1
% of Net Sales	7.6%	8.6%	7.9%	8.9%	8.3%

Other Income (Expense), net	—	—	—	—	—
Add: Depreciation and Amortization	2.2	2.4	2.3	2.2	9.1
Adjusted EBITDA	$10.0	$11.1	$10.1	$12.0	$43.2
% of Net Sales	9.8%	11.0%	10.2%	10.9%	10.5%

Specialty
Operating Earnings (Loss)	$3.7	$3.7	$3.5	$4.1	$15.0
% of Net Sales	5.0%	5.1%	4.9%	5.4%	5.1%

Less: Non-recurring Gains	—	—	—	—	—
Adjusted Operating Earnings (Loss)	3.7	3.7	3.5	4.1	15.0
% of Net Sales	5.0%	5.1%	4.9%	5.4%	5.1%

Other Income (Expense), net	—	—	—	—	—
Add: Depreciation and Amortization	2.4	2.4	2.2	2.4	9.4
Adjusted EBITDA	$6.1	$6.1	$5.7	$6.5	$24.4
% of Net Sales	8.3%	8.4%	7.9%	8.5%	8.3%

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

A. Reconciliation of Operating Earnings to EBITDA by Segment and Total

Fiscal 2016 (Continued)

	Three Months Ended				Fiscal Year Ended
	August 29, 2015	November 28, 2015	February 27, 2016	May 28, 2016	May 28, 2016
Consumer
Operating Earnings (Loss)	$3.8	$2.7	$2.8	$(1.2)	$8.1
% of Net Sales	5.7%	3.7%	4.0%	(1.5)%	2.8%

Less: Non-recurring Gains	—	—	—	—	—
Adjusted Operating Earnings (Loss)	3.8	2.7	2.8	(1.2)	8.1
% of Net Sales	5.7%	3.7%	4.0%	(1.5)%	2.8%

Other Income (Expense), net	—	—	—	—	—
Add: Depreciation and Amortization	2.0	2.3	2.2	2.1	8.6
Adjusted EBITDA	$5.8	$5.0	$5.0	$0.9	$16.7
% of Net Sales	8.7%	6.8%	7.1%	1.2%	5.8%

Corporate Unallocated Expenses
Operating Earnings (Loss)	$(10.1)	$(10.4)	$(8.5)	$(10.4)	$(39.4)

Less: Non-recurring Gains	—	—	—	—	—
Adjusted Operating Earnings (Loss)	(10.1)	(10.4)	(8.5)	(10.4)	(39.4)

Other Income (Expense), net	(0.5)	0.4	(0.6)	1.2	0.5
Add: Depreciation and Amortization	0.3	0.4	0.3	0.4	1.4
Adjusted EBITDA	$(10.3)	$(9.6)	$(8.8)	$(8.8)	$(37.5)

Herman Miller, Inc.
Operating Earnings (Loss)	$55.1	$55.5	$44.3	$56.6	$211.5
% of Net Sales	9.7%	9.6%	8.3%	9.7%	9.3%

Less: Non-recurring Gains	—	—	—	(6.1)	(6.1)
Adjusted Operating Earnings (Loss)	55.1	55.5	44.3	50.5	205.4
% of Net Sales	9.7%	9.6%	8.3%	8.7%	9.1%

Other Income (Expense), net	(0.5)	0.4	(0.6)	1.2	0.5
Add: Depreciation and Amortization	13.7	13.9	12.3	13.1	53.0
Adjusted EBITDA	$68.3	$69.8	$56.0	$64.8	$258.9
% of Net Sales	12.1%	12.0%	10.4%	11.1%	11.4%

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

B. Organic Sales Growth (Decline) by Segment

	Fiscal 2017					Fiscal 2016
	Three Months Ended				YTD	Three Months Ended				YTD
	September 3, 2016	December 3, 2016	March 4, 2017	June 3, 2017	June 3, 2017	August 29, 2015	November 28, 2015	February 27, 2016	May 28, 2016	May 28, 2016
North American Furniture Solutions
Net Sales	$347.2	$313.9	$294.5	$321.0	$1,276.6	$322.1	$333.2	$295.7	$318.4	$1,269.4
% change from prior year	7.8%	(5.8)%	(0.4)%	0.8%	0.6%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	—	(2.8)	(6.0)	(8.8)
Currency Translation Effects	0.3	0.1	(0.9)	1.2	0.7	—	—	—	—	—
Impact of Extra Week in FY17	(21.7)	—	—	—	(21.7)	—	—	—	—	—
Net Sales, proforma	$325.8	$314.0	$293.6	$322.2	$1,255.6	$322.1	$333.2	$292.9	$312.4	$1,260.6
% change from prior year	1.1%	(5.8)%	0.2%	3.1%	(0.4)%

ELA Furniture Solutions
Net Sales	$97.3	$107.6	$88.0	$92.6	$385.5	$102.5	$100.7	$98.9	$110.5	$412.6
% change from prior year	(5.1)%	6.9%	(11.0)%	(16.2)%	(6.6)%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	(8.8)	(4.9)	(6.6)	(10.5)	(30.8)
Currency Translation Effects	3.2	4.3	3.6	2.8	13.9	—	—	—	—	—
Impact of Extra Week in FY17	(6.3)	—	—	—	(6.3)	—	—	—	—	—
Net Sales, proforma	$94.2	$111.9	$91.6	$95.4	$393.1	$93.7	$95.8	$92.3	$100.0	$381.8
% change from prior year	0.5%	16.8%	(0.8)%	(4.6)%	3.0%

Specialty
Net Sales	$78.7	$76.4	$69.3	$73.6	$298.0	$73.8	$72.6	$71.7	$76.1	$294.2
% change from prior year	6.6%	5.2%	(3.3)%	3.3%	1.3%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	—	—	—	—
Currency Translation Effects	—	—	—	—	—	—	—	—	—	—
Impact of Extra Week in FY17	(4.3)	—	—	—	(4.3)	—	—	—	—	—
Net Sales, proforma	$74.4	$76.4	$69.3	$73.6	$293.7	$73.8	$72.6	$71.7	$76.1	$294.2
% change from prior year	0.8%	5.2%	(3.3)%	(3.3)%	(0.2)%

Consumer
Net Sales	$75.4	$79.6	$73.1	$90.0	$318.1	$67.0	$73.9	$70.2	$77.6	$288.7
% change from prior year	12.5%	7.7%	4.1%	16.0%	10.2%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	—	—	—	—
Currency Translation Effects	0.1	—	(0.1)	—	—	—	—	—	—	—
Impact of Extra Week in FY17	(4.7)	—	—	—	(4.7)	—	—	—	—	—
Net Sales, proforma	$70.8	$79.6	$73.0	$90.0	$313.4	$67.0	$73.9	$70.2	$77.6	$288.7
% change from prior year	5.7%	7.7%	4.0%	16.0%	8.6%

Herman Miller, Inc.
Net Sales	$598.6	$577.5	$524.9	$577.2	$2,278.2	$565.4	$580.4	$536.5	$582.6	$2,264.9
% change from prior year	5.8%	(0.5)%	(2.2)%	(0.9)%	0.6%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	(8.8)	(4.9)	(9.4)	(16.5)	(39.6)
Currency Translation Effects	3.6	4.4	2.6	4.0	14.6	—	—	—	—	—
Impact of Extra Week in FY17	(37.0)	—	—	—	(37.0)	—	—	—	—	—
Net Sales, proforma	$565.2	$581.9	$527.5	$581.2	$2,255.8	$556.6	$575.5	$527.1	$566.1	$2,225.3
% change from prior year	1.5%	1.1%	0.1%	2.7%	1.4%

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

C. Organic Orders Growth (Decline) by Segment

	Fiscal 2017					Fiscal 2016
	Three Months Ended				YTD	Three Months Ended				YTD
	September 3, 2016	December 3, 2016	March 4, 2017	June 3, 2017	June 3, 2017	August 29, 2015	November 28, 2015	February 27, 2016	May 28, 2016	May 28, 2016
North American Furniture Solutions
Net Orders	$333.3	$322.1	$318.4	$311.6	$1,285.4	$316.4	$333.5	$280.8	$339.0	$1,269.7
% change from prior year	5.3%	(3.4)%	13.4%	(8.1)%	1.2%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	—	(4.7)	(8.0)	(12.7)
Currency Translation Effects	0.4	0.1	(1.5)	1.1	0.1	—	—	—	—	—
Price Increase Pull Forward Impact	—	—	(20.0)	20.0	—	—	—	—	—	—
Impact of Extra Week in FY17	(20.0)	—	—	—	(20.0)	—	—	—	—	—
Net Orders, proforma	$313.7	$322.2	$296.9	$332.7	$1,265.5	$316.4	$333.5	$276.1	$331.0	$1,257.0
% change from prior year	(0.9)%	(3.4)%	7.5%	0.5%	0.7%

ELA Furniture Solutions
Net Orders	$109.8	$99.7	$85.6	$89.8	$384.9	$108.2	$112.7	$94.5	$101.7	$417.1
% change from prior year	1.5%	(11.5)%	(9.4)%	(11.7)%	(7.7)%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	(15.9)	(6.8)	(5.4)	(4.7)	(32.8)
Currency Translation Effects	2.0	2.6	1.9	2.1	8.6	—	—	—	—	—
Price Increase Pull Forward Impact	—	—	—	—	—	—	—	—	—	—
Impact of Extra Week in FY17	(8.1)	—	—	—	(8.1)	—	—	—	—	—
Net Orders, proforma	$103.7	$102.3	$87.5	$91.9	$385.4	$92.3	$105.9	$89.1	$97.0	$384.3
% change from prior year	12.4%	(3.4)%	(1.8)%	(5.3)%	0.3%

Specialty
Net Orders	$81.4	$70.7	$66.3	$75.8	$294.2	$73.9	$77.0	$69.0	$81.3	$301.2
% change from prior year	10.1%	(8.2)%	(3.9)%	(6.8)%	(2.3)%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	—	—	—	—
Currency Translation Effects	—	—	—	—	—	—	—	—	—	—
Price Increase Pull Forward Impact	—	—	(1.0)	1.0	—	—	—	—	—	—
Impact of Extra Week in FY17	(4.8)	—	—	—	(4.8)	—	—	—	—	—
Net Orders, proforma	$76.6	$70.7	$65.3	$76.8	$289.4	$73.9	$77.0	$69.0	$81.3	$301.2
% change from prior year	3.7%	(8.2)%	(5.4)%	(5.5)%	(3.9)%

Consumer
Net Orders	$71.1	$83.4	$73.0	$90.9	$318.4	$64.8	$78.2	$64.5	$84.2	$291.7
% change from prior year	9.7%	6.6%	13.2%	8.0%	9.2%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	—	—	—	—	—
Currency Translation Effects	—	—	(0.1)	0.1	—	—	—	—	—	—
Price Increase Pull Forward Impact	—	—	—	—	—	—	—	—	—	—
Impact of Extra Week in FY17	(4.0)	—	—	—	(4.0)	—	—	—	—	—
Net Orders, proforma	$67.1	$83.4	$72.9	$91.0	$314.4	$64.8	$78.2	$64.5	$84.2	$291.7
% change from prior year	3.5%	6.6%	13.2%	8.1%	7.8%

Herman Miller, Inc. Supplemental Financial Data
Revised Segment Data for the Fiscal Years Ended June 3, 2017 and May 28, 2016
(Unaudited) ($ in millions)

C. Organic Orders Growth (Decline) by Segment (Continued)

	Fiscal 2017					Fiscal 2016
	Three Months Ended				YTD	Three Months Ended				YTD
	September 3, 2016	December 3, 2016	March 4, 2017	June 3, 2017	June 3, 2017	August 29, 2015	November 28, 2015	February 27, 2016	May 28, 2016	May 28, 2016
Herman Miller, Inc.
Net Orders	$595.6	$575.9	$543.3	$568.1	$2,282.9	$563.3	$601.4	$508.8	$606.2	$2,279.7
% change from prior year	5.7%	(4.2)%	6.8%	(6.3)%	0.1%
Proforma Adjustments
Dealer Divestitures	—	—	—	—	—	(15.9)	(6.8)	(10.1)	(12.7)	(45.5)
Currency Translation Effects	2.4	2.7	0.3	3.3	8.7	—	—	—	—	—
Price Increase Pull Forward Impact	—	—	(21.0)	21.0	—	—	—	—	—	—
Impact of Extra Week in FY17	(36.9)	—	—	—	(36.9)	—	—	—	—	—
Net Orders, proforma	$561.1	$578.6	$522.6	$592.4	$2,254.7	$547.4	$594.6	$498.7	$593.5	$2,234.2
% change from prior year	2.5%	(2.7)%	4.8%	(0.2)%	0.9%